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                                                                    Exhibit 10.4

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                  Intercreditor And Collateral Agency Agreement

                            Dated as of June 19, 2002

                                  By and Among

                   The Noteholders Named In Schedule I Hereto,

                  Branch Banking and Trust Company of Virginia,

                                       And

        Branch Banking and Trust Company of Virginia, As Collateral Agent


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
Section 1   Definitions ..................................................................   2

Section 2   Priority of Liens ............................................................   6

       Section 2.1.  Pari Passu Liens of the Secured Parties .............................   6
       Section 2.2.  Liens of Secured Parties in respect of Winchester Collateral ........   6
       Section 2.3.  Nonavoidability of Liens ............................................   6

Section 3   Relationships Among Secured Parties ..........................................   6

       Section 3.1.  Restrictions on Actions .............................................   6
       Section 3.2.  Representations and Warranties ......................................   7
       Section 3.3.  Cooperation; Accountings ............................................   8
       Section 3.4.  Termination of Credit Agreement and Note Agreement;
                     Amendments to Credit Agreement or Note Agreement ....................   8

Section 3.5. Additional Creditor .........................................................   9

Section 4   Appointment And Authorization Of Collateral Agent ............................  10


Section 5   Agency Provisions ............................................................  10

       Section 5.1. Delegation of Duties .................................................  10
       Section 5.2. Exculpatory Provisions ...............................................  10
       Section 5.3. Reliance by Collateral Agent .........................................  11
       Section 5.4. Knowledge or Notice of Default, Event of Default .....................  11
       Section 5.5. Non-Reliance on Collateral Agent and Other Secured Parties ...........  12
       Section 5.6. Indemnification ......................................................  12
       Section 5.7. Collateral Agent in Its Individual Capacity ..........................  12
       Section 5.8. Successor Collateral Agent ...........................................  13

Section 6   Actions By The Collateral Agent ..............................................  14

       Section 6.1.  Duties and Obligations ..............................................  14
       Section 6.2.  Notification of Default .............................................  14
       Section 6.3.  Exercise of Remedies ................................................  14
       Section 6.4.  Instructions from Secured Parties ...................................  14
       Section 6.5.  Emergency Actions ...................................................  15
       Section 6.6.  Changes to Collateral Documents .....................................  15
       Section 6.7.  Release of Collateral ...............................................  15
       Section 6.8.  Other Actions .......................................................  15
       Section 6.9.  Cooperation .........................................................  16
       Section 6.10. Distribution of Proceeds of Collateral and Subsidiary Guaranties ....  16
       Section 6.11. Senior Preferential Payments and Special Trust Account ..............  17
       Section 6.12. Authorized Investments ..............................................  18
       Section 6.13. Restoration of Obligations ..........................................  18
       Section 6.14. Bankruptcy, Preferences, etc. .......................................  18
       Section 6.15. Sharing of Proceeds .................................................  19


                                      -i-

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
Section 7   Bankruptcy Proceedings .......................................................  19

Section 8   Additional Agreements of Secured Parties .....................................  19

Section 9   Miscellaneous ................................................................  20

       Section 9.1.  Entire Agreement ....................................................  20
       Section 9.2.  Notices .............................................................  20
       Section 9.3.  Successors and Assigns ..............................................  21
       Section 9.4.  Consents, Amendment, Waivers ........................................  21
       Section 9.5.  Governing Law .......................................................  21
       Section 9.6.  Counterparts ........................................................  21
       Section 9.7.  Sale of Interest ....................................................  21
       Section 9.8.  Severability ........................................................  21
       Section 9.9.  Expenses ............................................................  21
       Section 9.10. Term of Agreement ...................................................  21
       Section 9.11. Obligations Several .................................................  21

                  Intercreditor and Collateral Agency Agreement

          This Intercreditor and Collateral Agency Agreement dated as of June 19, 2002 (this "Agreement") is among (1) the Noteholders named in Schedule I hereto (collectively, the "Noteholders"), (2) Branch Banking and Trust Company of Virginia, as lender ("BB&T-VA"), (3) the Additional Creditors (as described below) (the Noteholders, BB&T-VA and the Additional Creditors are collectively referred to as the "Secured Parties"), and (4) Branch Banking and Trust Company of Virginia, as collateral agent for the Secured Parties (together with its permitted successors and assigns, the "Collateral Agent") and acknowledged and agreed to by each of Trex Company, Inc., a Delaware corporation (the "Parent"), and TREX Company, LLC, a Delaware limited liability company ("TREX LLC", the Parent and TREX LLC are hereinafter collectively referred to as the "Company"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in (S)1 below.

                                R E C I T A L S:

          A. Under and pursuant to the Credit Agreement dated as of June 19, 2002, among the Company and BB&T-VA, BB&T-VA has made available to the Company Revolving Loans (as defined therein) up to an aggregate principal amount of $20,000,000, together with a letter of credit subfacility (collectively, the "Revolving Debt") together with other credit facilities thereunder (such Credit Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified, the "Credit Agreement").

          B. Under and pursuant to the Note Purchase Agreement dated as of June 19, 2002, among the Company and each of the Noteholders, the Company has issued $40,000,000 in aggregate principal amount of the Company's 8.32% Senior Secured Notes, Due June 19, 2009 (collectively, the "Notes") (such Note Purchase Agreement, as the same may from time to time be further amended, restated, supplemented or otherwise modified, the "Note Agreement").

          C. The obligations of the Parent and TREX LLC (hereinafter each referred to as a "Grantor" and collectively as the "Grantors") under the Note Agreement are secured by the Collateral Documents described below.

          D. The obligations of the Grantors under the Credit Agreement also are secured by the Collateral Documents described below.

          E. The Company contemplates that from time to time after the date hereof, the Company may, subject to the terms and conditions of the Note Agreement and the Credit Agreement, incur additional Funded Debt (as defined in the Note Agreement) or Debt issued under a Qualified Replacement Credit Agreement (as defined in the Note Agreement and herein the "Qualified Replacement Credit Agreement") (collectively, the "Additional Funded Debt") under agreements evidencing such Additional Funded Debt (the "Additional Facilities") which the Company desires to secure by the Collateral. Such Additional Funded Debt shall be permitted to be secured by the Collateral if the obligees of such Additional Funded Debt (the "Additional Creditors") execute and deliver a joinder agreement hereto and become a party to this Agreement pursuant to the requirements of (S)3.5 hereof.

          F. Notwithstanding the time or order of attachment or perfection or any provisions to the contrary in any of the Collateral Documents or the fact that a portion of the Secured Obligations are secured by the same Collateral Documents, the Secured Parties desire that the Secured Obligations shall be secured on a senior pari passu basis by the Collateral.

          G. The Secured Parties desire to appoint Branch Banking and Trust Company of Virginia as Collateral Agent to act on behalf of the Secured Parties regarding the Collateral, all as more fully provided herein.

          H. The Secured Parties and the Collateral Agent desire to enter into this Agreement to provide, among other things, for (i) the appointment, duties and responsibilities of the Collateral Agent, (ii) the respective priorities, rights and interests of the parties in and to the Collateral, (iii) the orderly administration of the Collateral, (iv) the coordination of any enforcement by the parties of their respective rights under the Note Agreement, the Credit Agreement, the Additional Facility Documents, and the Collateral Documents and
(v) the allocation of payments, if any, made under the Collateral Documents and any Material Subsidiary Guaranty, all upon the terms and subject to the conditions set forth in this Agreement.

          I. Pursuant to the requirements of the Note Agreement and the Credit Agreement, the Company has requested and the parties hereto have agreed to enter into this Agreement.

          Now, Therefore, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1  Definitions.

          The following terms shall have the meanings assigned to them below in this (S)1 or in the provisions of this Agreement referred to below:

          "Additional Creditors" shall have the meaning assigned thereto in the Recitals hereof.

          "Additional Facilities" shall have the meaning assigned thereto in the Recitals hereof.

          "Additional Facility Documents" shall mean all outstanding Additional Facilities (including the Qualified Replacement Credit Agreement, if any), the Additional Facility Notes, the Security Documents and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

          "Additional Facility Notes" shall mean the obligations of the Company which are evidenced by the promissory notes issued under the Additional Facilities.

          "Additional Funded Debt" shall have the meaning assigned thereto in the Recitals hereof.

          "Affiliate" means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person. For purposes of the foregoing, "control," "controlled by" and "under common control with" with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote 10% or more of the securities having ordinary voting power of the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Bankruptcy Proceeding" shall mean, with respect to any Person, a general assignment of such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

          "Cash Equivalent Investments" shall mean, (a) direct obligations of the United States Government or any agencies thereof and obligations guaranteed by the United States Government, in each case having remaining terms to maturity of not more than thirty days; and (b) certificates of deposit, time deposits and acceptances, including Eurodollar deposits, having remaining terms to maturity of not more than sixty days issued by a United States bank which has a combined capital and surplus of at least $750,000,000 and whose long-term certificates of deposit are rated "A" or better by Standard & Poor's Ratings Service or "A2" or better by Moody's Investors Service, Inc.

          "Collateral" shall mean the "Collateral" as defined in the Security Agreement and as more fully described in Exhibit A hereto.

          "Collateral Documents" shall mean the "Revolving Credit Loan Collateral Documents" as defined in the Credit Agreement, which secure the Revolving Credit Loan Obligations (as defined in the Credit Agreement) of the Company under the Credit Agreement and the "Collateral Documents" as defined in the Note Agreement, which secure the obligations of the Company under the Note Agreement and the Notes.

          "Company" shall have the meaning assigned thereto in the Recitals hereof.

          "Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

          "Default" shall mean an Event of Default or an event or condition which with notice or lapse of time or both would constitute an Event of Default.

          "Event of Default" shall mean any "Event of Default" as defined in the Note Agreement, the Credit Agreement or any Additional Facility Documents.

          "Grantors" shall have the meaning assigned thereto in the Recitals hereof.

          "Letter of Credit Collateral Account" shall have the meaning assigned thereto in (S)6.10 hereto.

          "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge, encumbrance or other lien (statutory or otherwise).

          "Make-Whole Amount" shall have the meaning assigned thereto in the Note Agreement.

          "Material Subsidiary Guaranty" shall have the meaning assigned thereto in the Note Agreement.

          "Note Agreement" shall have the meaning assigned thereto in the Recitals hereof.

          "Noteholders" shall have the meaning assigned thereto in the Recitals hereof.

          "Notes" shall have the meaning assigned thereto in the Recitals hereof.

          "Person" shall mean an individual, partnership, limited liability company, corporation, trust, unincorporated organization or any other entity whatsoever, or any government or agency or political subdivision thereof.

          "Pro Rata Share" shall mean, in respect of any Secured Party as of any date of determination, the proportion which the amount of the Secured Obligations then owing to such Secured Party bears to the aggregate amount of Secured Obligations then owing to all Secured Parties.

          "Required Secured Parties" shall mean Secured Parties holding more than 75% of the sum of (a) the unused Revolving Commitment (as defined in the Credit Agreement) for so long as the Revolving Commitment is in effect or, if applicable, the unused revolving commitment of the Additional Creditors under the Qualified Replacement Credit Agreement plus (b) the unpaid principal amount of the Revolving and Noteholder Debt plus (c) without duplication with respect to the amounts described in clause (a), the outstanding principal amount of the Additional Funded Debt.

          "Revolving and Noteholder Debt" shall mean the Secured Obligations consisting of (a) all unpaid principal of the Revolving Loans (as defined in the Credit Agreement) (including therein the unpaid amount of any drawings under any letters of credit issued under the Credit Agreement and, without duplication, the undrawn portion of the face amount of any such letters of credit), (b) all accrued and unpaid interest and breakage costs thereon, (c) all outstanding principal of the Notes, (d) all accrued and unpaid interest and premium (including without limitation Make-Whole Amount) on the Notes and (e) all fees, commissions, indemnities and other amounts (without duplication of any Revolving and Noteholder Debt) owing to the Revolving and Noteholder Debt Secured Parties.

          "Revolving and Noteholder Debt Secured Parties" shall mean those Secured Parties which hold Revolving and Noteholder Debt.

          "Revolving Debt" shall have the meaning assigned thereto in the Recitals hereof.

          "Secured Obligations" shall mean all indebtedness, liabilities and other obligations of the Company to the Collateral Agent and the Secured Parties under the Note

Agreement, the Notes, the Credit Agreement (but only to the extent such Credit Agreement relates to the Revolving Debt), and the other Loan Documents (as defined in the Credit Agreement)(but only to the extent such Loan Documents relate to the Revolving Debt), including all principal in respect of the Notes and the Revolving Debt (including therein the unpaid reimbursement obligations relating to any drawings under letters of credit issued under the Credit Agreement and, without duplication, the undrawn portion of the face amount of any such letters of credit), all interest accrued thereon and all breakage costs thereon, all fees due under the Note Agreement, the Notes, the Credit Agreement (but only to the extent such fees relate to the Revolving Debt) and the other Loan Documents (as defined in the Credit Agreement) (but only to the extent such fees relate to the Revolving Debt), the indebtedness, obligations and liabilities of the Company to the Additional Creditors under the Additional Facilities and all other amounts payable by the Company to the Collateral Agent or any Secured Party thereunder or in connection therewith, whether now or hereafter existing or arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined; provided however that it is understood and agreed that only indebtedness, liabilities and other obligations of the Company evidenced by the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) relating to the Revolving Debt shall be included in this definition of "Secured Obligations" and that no indebtedness, liabilities and other obligations evidenced thereunder relating to the Real Estate Term Loans 1, 2, 3 & 4 (as defined in the Credit Agreement) shall be included in this definition of "Secured Obligations".

          "Secured Party" shall have the meaning assigned thereto in the introductory paragraph hereof.

          "Security Agreement" shall mean the Security Agreement dated the date hereof from the Company to the Collateral Agent as the same shall be amended from time to time in accordance with the terms and provisions hereof and thereof.

          "Senior Preferential Payment" shall mean any payments, or proceeds of the Collateral, from the Grantors or any other source with respect to the Secured Obligations (including from the exercise of any set-off), cumulatively, but without duplication, which are:

          (a) received by a Secured Party within 90 days prior to (1) the commencement of a Bankruptcy Proceeding with respect to any Grantor or (2) the acceleration of the Notes or the obligations under the Credit Agreement, and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to such commencement or acceleration,

          (b) received by a Secured Party (1) within 90 days prior to the occurrence of any Event of Default which has not been waived or cured within 30 days after the occurrence thereof and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to the occurrence of such Event of Default or (2) within 30 days after the occurrence of such Event of Default, or

          (c) received by a Secured Party after the occurrence of a Special Event of Default except as provided in (S)6.11(b).

          "Special Event of Default" shall mean (a) the commencement of a Bankruptcy Proceeding with respect to any Grantor, (b) any other Event of Default which has not been waived or cured within 30 days after the occurrence thereof, or (c) the acceleration of the Notes or the obligations under the Credit Agreement or under any Additional Facility Documents.

          "Special Trust Account" shall mean that certain restricted account maintained by the Collateral Agent for the purpose of receiving and holding Senior Preferential Payments.

          "Specified Amount" shall mean as to any Secured Party the aggregate amount of the Secured Obligations owed to such Secured Party.

          "Term Debt" shall mean the Real Estate Term Loan Obligations (as defined in the Credit Agreement).

          "Winchester Collateral" shall mean the real property and improvements described on Exhibit B hereto.

SECTION 2  Priority of Liens.

     Section 2.1. Pari Passu Liens of the Secured Parties. All Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Collateral to secure the Secured Obligations shall be pari passu at all times, regardless of the fact that a portion of the Secured Obligations are secured by the same Collateral Documents, the time or order of attachment or perfection, any provisions to the contrary in any of the Collateral Documents or any other circumstances whatsoever.

     Section 2.2. Liens of Secured Parties in respect of Winchester Collateral. All Liens now or hereafter existing in favor of BB&T-VA or any other Person on the Winchester Collateral shall be to secure the Term Debt only in all respects and at all times, notwithstanding any provisions to the contrary in any of the Collateral Documents or any other circumstances whatsoever.

     Section 2.3. Nonavoidability of Liens. The priorities specified in (S)2.1 hereof are expressly conditioned upon the nonavoidability and perfection of the Lien to which another Lien is made pari passu and, if the Lien to which another Lien is made pari passu is not perfected or is avoidable, for any reason, then the relative priority agreements provided for in (S)2.1 hereof shall not be effective as to the particular Collateral which is the subject of the unperfected or avoidable lien.

SECTION 3  Relationships Among Secured Parties.

     Section 3.1. Restrictions on Actions. Each Secured Party agrees that, so long as any Secured Obligations are outstanding or any Secured Party has any commitment to extend credit in respect thereof pursuant to the terms of the Credit Agreement, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies with respect to the Collateral under the Collateral Documents and under applicable law relating to the rights and remedies of secured creditors. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

          (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy under the Collateral Documents, except for delivering notices hereunder;

          (b) refrain from (1) selling any Secured Obligations to the Company or any Affiliate of the Company and (2) accepting any guaranty of, or any other security for, the Secured Obligations from the Company or any Affiliate of the Company or any other Person, except any guaranty or security granted to the Collateral Agent for the benefit of all Secured Parties in the relative priorities set forth herein; and

          (c) refrain from exercising any rights or remedies with respect to the Collateral under the Collateral Documents, or under applicable law relating to the rights and remedies of secured creditors, which have or may have arisen or which may arise as a result of a Default or Event of Default or otherwise;

provided, however, that nothing contained in subsections (a) through (c) above shall prevent any Secured Party from exercising or enforcing any other right or remedy available to any Secured Party under the Note Agreement, the Notes, the Credit Agreement, the other Loan Documents (as defined in the Credit Agreement), or the Additional Facility Documents, as the case may be, including, without limitation, accelerating the maturity of the Secured Obligations, terminating any commitments to lend additional money to the Company under the Credit Agreement (or, if applicable, under any Qualified Replacement Credit Agreement) in accordance with the terms thereof, imposing a default rate of interest in accordance with the Credit Agreement, the Note Agreement or the Additional Facility Documents, as applicable, raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may, but shall not be obligated to, direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents, which shall be governed by the provisions of this Agreement. NOTWITHSTANDING THE FOREGOING, NO SECURED PARTY SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES HELD OR MAINTAINED BY THE SECURED PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE COLLATERAL AGENT AND THE REQUIRED SECURED PARTIES.

     Section 3.2. Representations and Warranties. (a) Each of the Secured Parties represents and warrants to the other parties hereto that:

               (1) It (i) is either (x) a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation or (y) a national banking association duly incorporated and existing under the laws of the United States of America or a state-licensed branch of a foreign bank, and (ii) has all requisite power (corporate or otherwise) to own its property and conduct its business as now conducted and as presently contemplated.

               (2) The execution, delivery and performance by such Secured Party of this Agreement has been authorized by all necessary proceedings (corporate or otherwise) and does not and will not contravene any provision of law, its charter or by-laws or any amendment thereof, or of any indenture, agreement, instrument or undertaking binding upon such Secured Party.

               (3) The execution, delivery and performance by such Secured Party of this Agreement will result in a valid and legally binding obligation of such Secured Party enforceable in accordance with its terms.

          (b) The Collateral Agent hereby represents and warrants as of the date hereof that:

               (1) Collateral Agent is a state banking corporation validly existing and in good standing under the laws of the State of Virginia.

               (2) Collateral Agent has full power, authority and legal right under the laws of Virginia pertaining to its banking powers to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

               (3) Execution, delivery and performance by the Collateral Agent of this Agreement will not contravene any law, rule or regulation of the United States or any United States governmental authority or agency regulating the Collateral Agent's banking activities or any judgment or order applicable to or binding on the Collateral Agent and will not contravene or result in any breach of, or constitute a default under, the Collateral Agent's constitutive documents or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

               (4) Execution, delivery and performance by the Collateral Agent of this Agreement will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States governmental authority or agency regulating the banking activities of the Collateral Agent.

               (5) This Agreement has been duly executed and delivered by the Collateral Agent and constitutes the legal, valid, and binding agreement of the Collateral Agent, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     Section 3.3. Cooperation; Accountings. Each of the parties hereto will, upon the reasonable request of another party, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Secured Parties agree to provide to each other upon reasonable request a statement of all payments received in respect of Secured Obligations.

     Section 3.4. Termination of Credit Agreement and Note Agreement; Amendments to Credit Agreement or Note Agreement. (a) Upon final payment in full of all Secured Obligations owing to any Secured Party, and, in the case of BB&T-VA or any Additional Creditors under the

Qualified Replacement Credit Agreement, after the termination of BB&T-VA's Revolving Commitment (as defined in the Credit Agreement) or such Additional Creditors' commitment to lend under the Qualified Replacement Credit Agreement, as applicable, such Secured Party shall cease to be a party to this Agreement; provided, however, if all or any part of any payments to such Secured Party are invalidated or set aside or required to be paid or repaid to any Person in any Bankruptcy Proceeding or otherwise (including, without limitation, any payment required to be made by such Secured Party to one or more of the other Secured Parties pursuant to (S)6.15 hereof), then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the Secured Obligations so invalidated, set aside, paid or repaid.

          (b) The Secured Parties agree with each other that neither (i) the Noteholders in the case of the Note Agreement, (ii) BB&T-VA in the case of the Credit Agreement, and (iii) the relevant Additional Creditors party to any Qualified Replacement Credit Agreement, if any, will effect or agree to any waiver, amendment, restatement, extension or modification to the Note Agreement, the Credit Agreement, or the Qualified Replacement Credit Agreement, if any, as the case may be, which shall have the effect of (1) increasing the aggregate principal amount of indebtedness owed (or commitments to lend) thereunder other than additional Funded Debt (as defined in the Note Agreement) which the Company is permitted to incur under the relevant terms and provisions of the Note Agreement without giving effect to any amendment thereto after the date hereof,
(2) shortening the scheduled amortization of the indebtedness (excluding the Term Debt) issued thereunder from the amortization in effect as of the date hereof or (3) (A) in the case of the Note Agreement, increase the rate of interest borne by the Notes by more than 100 basis points per annum (other than the imposition of the relevant default rate of interest; provided that there shall be no increase in any such default rate from the rate imposed on the date hereof), (B) in the case of the Credit Agreement, increase the interest rate on the Revolving Debt by increasing any margin over the LIBOR rate (as defined in the Credit Agreement) assessed with respect to the Revolving Debt by more than 100 basis points per annum from such margins which are in effect on the date hereof, and with respect to any interest rate or percentage fee assessed with respect to the Revolving Debt determined without reference to such LIBOR rate, no increase in such interest rate or percentage fee shall be made by an amount which exceeds 100 basis points per annum from such rate or percentage fee in effect on the date hereof (other than the imposition of the relevant default rate of interest; provided that there shall be no increase in any such default rate from the rate imposed on the date hereof), and (C) in the case of any Qualified Replacement Credit Agreement, increases the interest rate thereon which would result in an interest rate in excess of such rate which is or would have been permitted under clause (B) above if the Additional Funded Debt thereunder was considered to be Revolving Debt under the Credit Agreement, in each case without the prior written approval of BB&T-VA (or, if applicable, the Additional Creditors under any Qualified Replacement Credit Agreement) and the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding.

          Section 3.5. Additional Creditor. Additional Creditors may, upon compliance with the relevant provisions of the Note Agreement, the Credit Agreement and any outstanding Additional Facility, become "Secured Parties" hereunder by executing and delivering to the Collateral Agent and to each of the then existing Secured Parties (a) a joinder agreement in the form attached hereto as Exhibit C and (b) a copy of the Additional Facility or Additional Facilities to which such Person is a party. Accordingly, upon the execution and delivery of any such copy of this Agreement by any such Person, such Person, shall, upon delivery thereof to the then existing Secured Parties, thereafter become a Secured Party for all purposes of this Agreement.

SECTION 4 Appointment and Authorization Of Collateral Agent.

          (a) Each Secured Party hereby irrevocably designates and appoints Branch Banking and Trust Company of Virginia as the Collateral Agent of such Secured Party under this Agreement and the Collateral Documents, and each Secured Party hereby irrevocably authorizes Branch Banking and Trust Company of Virginia as the Collateral Agent for such Secured Party to execute and enter into each of the Collateral Documents and all other instruments relating to said Collateral Documents and (i) to take action on its behalf and exercise such powers and use such discretion as are expressly permitted hereunder and under the Collateral Documents and all instruments relating hereto and thereto and
(ii) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Collateral Agent by the terms hereof and thereof together with such other powers and discretion as are reasonably incidental hereto and thereto.

          (b) Notwithstanding any provision to the contrary elsewhere in this Agreement or the Collateral Documents, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein or therein or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Collateral Document or otherwise exist against the Collateral Agent.

SECTION 5  Agency Provisions.

     Section 5.1. Delegation of Duties. The Collateral Agent may exercise its powers and execute any of its duties under this Agreement and the Collateral Documents by or through employees, agents or attorneys-in-fact and shall be entitled to take and to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent may utilize the services of such Persons as the Collateral Agent in its sole discretion may determine, and all reasonable fees and expenses of such Persons shall be borne by the Company.

     Section 5.2. Exculpatory Provisions. Neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Collateral Document or any Collateral (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Grantors, any officer thereof or any other Person contained in, or made or deemed made in connection with, the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement, the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document, or for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document or any other document or instrument furnished pursuant thereto or of any of the Collateral or for any failure of any Grantor to perform its obligations under such documents. The Collateral Agent shall be under no obligation to the Secured Parties to ascertain or to inquire as to the observance or performance of any of the agreements contained in, statements made in, or conditions of the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document or to inspect the property (including the books and records) of the Grantors.

     Section 5.3. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected and shall incur no liability in acting and relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Grantors), independent accountants and other experts selected by the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent may treat the payee of any Revolving and Noteholder Debt or any Additional Facility Note as the registered holder thereof until it receives notice or otherwise has actual knowledge that such payee is no longer the registered holder of such Revolving and Noteholder Debt or Additional Facility Note. Notwithstanding anything to the contrary contained herein or in any Collateral Document, the Collateral Agent shall be fully justified in failing or refusing to take action under this Agreement or the Collateral Documents (including, without limitation, the exercise of any rights or remedies under, or the entering into of any agreement amending, modifying, supplementing, waiving any provision of, or the giving of consent pursuant to, any of the Collateral Documents) unless it shall first receive instructions of the Required Secured Parties as is contemplated by (S)6 hereof and it shall first be indemnified to its reasonable satisfaction by the relevant Secured Parties against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or refraining from taking any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Collateral Documents in accordance with the provisions of (S)6.5 hereof and in accordance with written instructions of the Required Secured Parties pursuant to (S)6.3 hereof, and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all the relevant Secured Parties.

     Section 5.4. Knowledge or Notice of Default, Event of Default. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or Event of Default unless and until the Collateral Agent has received written notice from a Secured Party or the Company referring to the Credit Agreement, the Note Agreement, the Additional Facility Documents, or the Collateral Documents, describing such Default or Event of Default and stating that it is a "notice of default" or a "notice of event of default", setting forth in reasonable detail the facts and circumstances thereof and stating that the Collateral Agent may rely on such notice without further inquiry; provided that if BB&T-VA (or any Additional Creditor under a Qualified Replacement Credit Agreement) is the Collateral Agent hereunder, the Collateral Agent shall be deemed to have actual knowledge and notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement or Qualified Replacement Credit Agreement) under the Credit Agreement or Qualified Replacement Credit Agreement if BB&T-VA (or such Additional Creditor) has actual knowledge of such Default or Event of Default or has declared an Event of Default under the Credit Agreement or Qualified Replacement Credit Agreement. The Collateral Agent shall have no obligation or duty prior to or after receiving any such notice to inquire whether a Default or Event of Default has in fact occurred and shall be entitled to rely, and shall be fully protected in so relying, on any such notice furnished to it.

     Section 5.5. Non-Reliance on Collateral Agent and Other Secured Parties. Each Secured Party expressly acknowledges that, except as expressly set forth in this Agreement, neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Grantors, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit-worthiness of the Grantors and made its own decision to enter into this Agreement, the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document. Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, the Note Agreement, any Additional Facility Document or any Collateral Document and this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and credit-worthiness of the Grantors. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Secured Parties with any credit or other information concerning the business, operations, property, financial and other condition or credit-worthiness of the Grantors which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section 5.6. Indemnification. The Secured Parties agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company, but without limiting any obligation of the Company to do so) ratably in accordance with the Secured Parties' Pro Rata Shares, against, and hold the Collateral Agent harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by, or asserted against the Collateral Agent, in any way relating to or arising out of this Agreement or any Collateral Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent in connection with any of the foregoing; provided that no Secured Party shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from the Collateral Agent's gross negligence or willful misconduct. The agreements in this (S)5.6 shall survive the payment of the Secured Obligations.

     Section 5.7. Collateral Agent in Its Individual Capacity. BB&T-VA and its Affiliates may make loans to and generally engage in any kind of business with the Company or any other Grantor as though such Person was not the Collateral Agent hereunder and without any duty to account therefor to the Secured Parties. With respect to any Revolving and Noteholder Debt issued to it and advances made by it under the Credit Agreement, if any, BB&T-VA shall have the same rights and powers under this Agreement as any Secured Party and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Party" and "Secured Parties" shall include BB&T-VA in its individual capacity. Any Additional Creditor which succeeds BB&T-VA as Collateral Agent shall have the same rights as BB&T-VA under this Section 5.7 with respect to Debt issued to it and advances made by it under the Additional Facilities.

     Section 5.8. Successor Collateral Agent.

          (a) The Collateral Agent may resign at any time upon thirty days' notice to the Secured Parties and the Company and may be removed at any time, with or without cause, by the Required Secured Parties by written notice delivered to the Company, the Collateral Agent and the Secured Parties. If the Collateral Agent is also BB&T-VA, or an Additional Creditor under the Qualified Replacement Credit Agreement, then the Noteholders may remove the Collateral Agent for a material breach of its obligations under this Agreement at any time upon a vote of the holders of 75% or more of the aggregate principal amount of outstanding Notes. After any resignation or removal hereunder of the Collateral Agent, the provisions of this (S)5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in connection with its role as Collateral Agent hereunder while it was the Collateral Agent under this Agreement and it shall be entitled to be paid promptly when due any amounts owing to it pursuant to (S)5.6.

          (b) Upon receiving notice of any such resignation or removal, a successor Collateral Agent shall be appointed by the Required Secured Parties; provided, however, that such successor Collateral Agent shall be (i) a bank or trust company having a combined capital and surplus of at least $500,000,000, subject to supervision or examination by a federal or state banking authority; and (ii) authorized under the laws of the jurisdiction of its incorporation or organization to assume the functions of the Collateral Agent. If the appointment of such successor shall not have become effective (as hereafter provided) (x) within such thirty day period after the Collateral Agent's notice of resignation or (y) upon removal of the Collateral Agent, then the Collateral Agent may assign the Liens and its duties hereunder and under the Collateral Documents to the Secured Parties, as their interests may appear, and in such case all references herein to "Collateral Agent" shall be deemed to refer to the "Required Secured Parties." Any Secured Party may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent. Such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this (S)5.8(b). The Secured Parties hereby consent to such petition and appointment so long as such criteria are met.

          (c) The resignation or removal of a Collateral Agent shall become effective upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under the Collateral Documents, including, without limitation, the delivery and recordation of all amendments, instruments, deed of trusts, financing statements, continuation statements and other documents necessary to maintain the perfection of the security interests held by the Collateral Agent hereunder. Copies of each such document or instrument shall be delivered to all Secured Parties. Subject to the foregoing provisions of this (S)5.8(c), the appointment of a successor Collateral Agent pursuant to this (S)5.8 shall become effective upon the acceptance of the appointment as Collateral Agent hereunder by a successor Collateral Agent. Upon such effective appointment, the successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its rights, powers, privileges and duties under this Agreement and the other Collateral Documents; provided, however, that the provisions of this (S)5 shall continue to inure to the retiring Collateral Agent's benefit as to any actions taken or omitted to be taken by it in connection with its role as Collateral Agent hereunder while it was the Collateral Agent under this Agreement.

SECTION 6 Actions By The Collateral Agent.

     Section 6.1. Duties and Obligations. The duties and obligations of the Collateral Agent are only those set forth in this Agreement and in the Collateral Documents.

     Section 6.2. Notification of Default. If the Collateral Agent has been notified in a writing conforming to the requirements of (S)5.4 by any Secured Party that a Default, an Event of Default or a Special Event of Default has occurred, the Collateral Agent shall furnish to the Secured Parties a copy of such written notice and may, but is under no obligation to, furnish to the Company a copy of the notice received by the Collateral Agent and a copy of the Collateral Agent's notice to the Secured Parties. The failure of any Secured Party having knowledge of the occurrence of a Default, an Event of Default or a Special Event of Default to notify the Collateral Agent or any Secured Party of such occurrence, however, does not constitute a waiver of such Default, Event of Default or Special Event of Default by the Secured Parties. Upon receipt of a notice conforming to the requirements of (S)5.4 from a Secured Party of the occurrence of an Event of Default or a Special Event of Default, the Collateral Agent shall (in addition to the action required by the first sentence of this (S)6.2) promptly (and in any event no later than three Business Days after receipt of such notice) issue its Notice of Default to all Secured Parties. Such Notice of Default shall indicate the nature of such Event of Default or Special Event of Default. The Notice of Default may contain a recommendation of actions to be taken by the Secured Parties and/or request instructions from the Secured Parties and shall specify the date on which responses are due in order to be timely within (S)6.4 hereof.

     Section 6.3. Exercise of Remedies. Except as otherwise provided in (S)6.5, the Collateral Agent shall take only such actions and exercise only such remedies under the Collateral Documents as are approved in written instructions delivered to the Collateral Agent and signed by the Required Secured Parties required under (S)6.4. In the event that the Collateral Agent shall determine in good faith that taking the actions specified in such instructions is contrary to law, it may refrain (and shall be fully protected in so refraining) from taking such action and shall immediately give notice of such fact to each of the Secured Parties. In the event that instructions received by the Collateral Agent are in its good faith judgment ambiguous or conflict with other instructions received by the Collateral Agent, the Collateral Agent (a) shall promptly notify the Secured Parties of such ambiguity or conflict and request clarifying instructions, and (b) may either (1) delay taking any such action or exercising any such remedy pending the receipt of such clarifying instructions (and shall be fully protected in so delaying) or (2) take such actions as it is entitled under (S)6.5.

     Section 6.4. Instructions from Secured Parties.

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

          Notwithstanding anything express or implied to the contrary in any Collateral Document:

          (a) remedies and other actions to be taken under the Collateral Documents or applicable law with respect to the Collateral shall be directed by the Required Secured Parties; and

          (b) if any Secured Party does not respond in a timely manner to any notice (including, without limitation, a Notice of Default) from the Collateral Agent or request for instructions within the time period specified by the Collateral Agent in such notice or request for instructions (which shall be a minimum of five Business Days), the Secured Obligations held by such Secured Party which would otherwise be included in a determination of Required Secured Parties shall not be included in the determination of Required Secured Parties for purposes of such notice or request for instructions. Any action taken or not taken without the vote of such Secured Party or Secured Parties under this (S)6.4 shall nevertheless be binding on such Secured Party or Secured Parties.

     Section 6.5. Emergency Actions. If the Collateral Agent has asked the Secured Parties for instruction and if the Required Secured Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for the taking or the failure to take, such actions (other than any action described or permitted under (S)6.7 hereof) with regard to a Default or Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties and to preserve the value of the Collateral and shall give the Secured Parties appropriate notice of such action; provided that once instructions with respect to such request have been received by the Collateral Agent from the Required Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

     Section 6.6. Changes to Collateral Documents. Any term of the Collateral Documents may be amended, and the performance or observance by the parties to a Collateral Document of any term of such Collateral Document may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Required Secured Parties.

     Section 6.7. Release of Collateral. The release of any Collateral by the Collateral Agent from the Lien of any Collateral Document shall be permitted with the written consent of all of the Secured Parties; provided, however, that if the Company or its Subsidiaries disposes of Collateral pursuant to a disposition that is permitted under both the Credit Agreement and the Note Agreement or Collateral is released as permitted under the terms of the Collateral Documents, then the written consent of the Secured Parties to the release by the Collateral Agent of such Collateral shall not be required.

     Section 6.8. Other Actions. The Collateral Agent shall have the right to take such actions, or omit to take such actions, hereunder and under the Collateral Documents not inconsistent with the written instructions of the Required Secured Parties delivered pursuant to (S)6.3 hereof or the terms of this Agreement, including actions the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the Liens on the Collateral for the benefit of the Secured Parties. Except as otherwise provided by applicable law, the Collateral Agent shall have no duty as to any Collateral, the collection or protection of the Collateral or any income therefrom (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters), nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in the Collateral Agent's actual possession.

     Section 6.9. Cooperation. To the extent that the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Secured Party, such Secured Party shall take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Secured Parties are exercised in full.

     Section 6.10. Distribution of Proceeds of Collateral and Subsidiary Guaranties.

          (a) Upon any realization upon the Collateral, the Secured Parties agree that the proceeds thereof shall be applied (i) first, to the amounts owing to the Collateral Agent, solely in its capacity as Collateral Agent (or owing to the Secured Parties in such capacity if the Collateral Agent has resigned or has been removed), by the Grantors or the Secured Parties pursuant to this Agreement or the Collateral Documents; (ii) second, to reimburse the Secured Parties for any amounts paid under (S)5.6 hereof ratably; (iii) third, ratably to the payment of all amounts of accrued and unpaid interest (other than breakage costs or any Make-Whole Amount) which constitute Secured Obligations according to the aggregate amounts of such interest then owing to each Secured Party; (iv) fourth, ratably to all amounts of principal outstanding in respect of the Secured Obligations (including therein the unpaid reimbursement obligations relating to any drawings under letters of credit issued under the Credit Agreement or any Qualified Replacement Credit Agreement and, without duplication, in the manner set forth in the following paragraph the undrawn portion of any face amount of any such letters of credit) according to the aggregate amounts of such principal then owing to each Secured Party; (v) fifth, ratably to all other Secured Obligations then owing to the Secured Parties according to the aggregate amounts of such Secured Obligations then owing to each Secured Party; and (vi) sixth, the balance, if any, shall be returned to the Grantors or such other Persons as are entitled thereto.

          Any payment pursuant to this (S)6.10 with respect to the undrawn amount of any letters of credit shall be paid to the Collateral Agent for deposit in an account (the "Letter of Credit Collateral Account") to be held as collateral for the Secured Obligations and disposed of as provided herein. On each date after the occurrence of a Special Event of Default on which a payment is made to a beneficiary pursuant to a draw on a letter of credit, the Collateral Agent shall distribute from the Letter of Credit Collateral Account for application to the payment of the reimbursement obligation due to BB&T-VA or any Additional Creditors under the Qualified Replacement Credit Agreement, as applicable, with respect to such draw an amount equal to the product of (1) the amount then on deposit in the Letter of Credit Collateral Account, and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate amount of all undrawn letters of credit with respect to the Revolving Debt (or, if applicable, revolving debt under the Qualified Replacement Credit Agreement) immediately prior to such draw. On each date on which a reduction in the aggregate amount of all undrawn letters of credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on a letter of credit, then the Collateral Agent shall distribute from the Letter of Credit Collateral Account an amount equal to the product of (1) the amount then on deposit in the Letter of Credit Collateral Account, and (2) a fraction, the numerator of which is the amount of such reduction in the aggregate amount of all undrawn letters of credit and the denominator of which is the aggregate amount of all undrawn letters of credit with respect to the Revolving Debt (or, if applicable, revolving debt under the Qualified Replacement Credit Agreement), immediately prior to such reduction, which amount shall be distributed as provided in the first paragraph of this
(S)6.10. At such time as the aggregate amount of all undrawn letters of credit is reduced to zero, any amount remaining in the Letter of Credit Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in the first paragraph of this (S)6.10.

          (b) Upon the request of the Collateral Agent prior to any distribution under this (S)6.10, each Secured Party shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in (S)6.10(a) hereof which each such Secured Party believes it is entitled to receive.

     Section 6.11. Senior Preferential Payments and Special Trust Account.

          (a) After the receipt by each Secured Party of a Notice of Default pursuant to (S)6.2 stating that a Special Event of Default has occurred, all Senior Preferential Payments other than those payments received pursuant to subsection (b) of this (S)6.11 shall be delivered to the Collateral Agent for deposit into the Special Trust Account.

          (b) If (i) such Special Event of Default is waived by BB&T-VA, the Additional Creditors, and the Noteholders and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Company or by any amendment of the Credit Agreement, the Additional Facility Documents, or the Note Agreement, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) any or all of the Secured Obligations have not been accelerated and the Required Secured Parties have not instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character prior to the 180th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of any interest earned thereon, held in the Special Trust Account representing payment of any Secured Obligations to the Secured Party initially entitled thereto, and no payments thereafter received by a Secured Party shall constitute a Senior Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Secured Party for which such Secured Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Senior Preferential Payment.

          (c) Each Secured Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Senior Preferential Payments, (ii) hold such amounts in trust for the Secured Parties and act as agent of the Secured Parties during the time any such amounts are held by it, and (iii) deliver promptly to the Collateral Agent such amounts for deposit into the Special Trust Account as soon as practicable.

          (d) If the Secured Obligations have been accelerated or the Required Secured Parties have instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Senior Preferential Payments shall be applied in accordance with the provisions of
(S)6.10 above.

     Section 6.12. Authorized Investments. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision of this Agreement or any of the Collateral Documents, shall to the extent feasible within a reasonable time be invested by the Collateral Agent in Cash Equivalent Investments. Prior to making such investment or to the extent it is not feasible to invest such funds in Cash Equivalent Investments, the Collateral Agent shall hold any such funds in an interest bearing account. Any interest earned on such funds shall be disbursed to the Secured Parties in accordance with (S)6.10 or (S)6.11, as applicable. The Collateral Agent shall have no duty to place funds held and invested pursuant to this (S)6.12 in investments which provide a maximum return. The Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this (S)6.12.

     Section 6.13. Restoration of Obligations. For the purposes of determining the amount of outstanding Secured Obligations, if any Secured Party is required to deposit any Senior Preferential Payment in the Special Trust Account, then the obligations intended to be satisfied by such Senior Preferential Payment shall be revived, as of the date of the deposit of such amount with the Collateral Agent, in the amount of such Senior Preferential Payment and such obligation shall continue in full force and effect (and, if applicable, bear interest from such deposit date at the non-default rate as provided in the Notes or in the Credit Agreement or in the Additional Facility Documents, as the case may be) as if such Secured Party had not received such payment. All such revived obligations shall be included as Secured Obligations for purposes of allocating any payments under (S)6.10 and for applying the definition of Required Secured Parties. If any such revived obligation shall not be allowed as a claim under the Bankruptcy Code due to the fact that the Senior Preferential Payment has in fact been made by the Company, the Secured Parties shall make such other equitable arrangements for the purchase and sale of participations in the Secured Obligations to effectuate the intent of this (S)6.13.

     Section 6.14. Bankruptcy, Preferences, etc. If any payment to a Secured Party is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, and such Secured Party has previously made a deposit in respect of such payment into the Special Trust Account pursuant to (S)6.11, then the Collateral Agent shall distribute to such Secured Party proceeds from the Special Trust Account in an amount equal to such deposit or so much thereof as is affected by such events and if, due to previous disbursements to the Secured Parties pursuant to
(S)6.11(d), the proceeds in the Special Trust Account are insufficient for such purpose, then each other Secured Party shall pay to such Secured Party upon demand an amount equal to a ratable portion of such disbursements of the deposit which was distributed to each such Secured Party according to the aggregate amounts so distributed to each such Secured Party.

     Section 6.15. Sharing of Proceeds. If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of the parties entitled thereto and promptly pay over or deliver such payment or other recovery to the Collateral Agent for application by the Collateral Agent in accordance with this Agreement.

SECTION 7 Bankruptcy Proceedings.

          The following provisions shall apply during any Bankruptcy Proceeding of any Grantor:

          (a) The Collateral Agent shall represent all Secured Parties in connection with all matters directly relating to the Collateral, including without limitation, use, sale or lease of Collateral, use of cash collateral, relief from the automatic stay and adequate protection. The Collateral Agent shall act on the instructions of the Required Secured Parties; provided that such instructions by the Required Secured Parties shall not treat any Secured Party differently with respect to rights in the Collateral from any other Secured Party; and provided further that if action is required prior to the time such instructions are received or if the Required Secured Parties fail to give instructions with respect to any matter, the Collateral Agent shall be authorized to act, or refrain from acting, in accordance with (S)6.5 hereof.

          (b) Each Secured Party shall be free to act independently on any issue not directly relating to the Collateral, including without limitation, matters relating to appointment of a trustee, conversion of a case, filing of claims, and plans of reorganization. Each Secured Party shall give prior notice to the Collateral Agent of any such action to the extent that such notice is possible. If such prior notice is not given, such Secured Party shall give prompt notice following any such action.

SECTION 8 Additional Agreements of Secured Parties.

          (a) BB&T-VA, in its capacity as the Lender under the Credit Agreement agrees that the Secured Parties, through their authorized representatives or agents, may (to the extent BB&T-VA has the right to restrict access to the Winchester Collateral) enter upon any real property constituting Winchester Collateral from time to time during normal business hours for the sole purpose of inspecting, repairing, removing, caring for, protecting or conducting a sale or sales of any or all of the Collateral if the Collateral Agent provides BB&T-VA notice prior to each entry (which shall not be less than two (2) business days except in the case of emergency). BB&T-VA further agrees that neither the Collateral Agent nor any Secured Party shall have any obligation or liability to BB&T-VA, except, however, that the Secured Parties shall promptly repair any damage to the Winchester Collateral caused by the removal, repair, sale or inspection and the Secured Parties shall be liable for, and shall indemnify, defend and hold the Collateral Agent and BB&T-VA harmless from the gross negligence or willful misconduct of their employees or agents in connection with such removal, repairs, sale or inspection. The Collateral Agent and the Secured Parties agree that neither the Collateral Agent nor BB&T-VA shall have any obligation or liability to preserve, protect, manage, maintain, safekeep or otherwise have any responsibility for the Collateral beyond the safe custody of any Collateral in any such Person's actual possession.

          (b) The Collateral Agent agrees to use its best efforts to give to BB&T-VA, via certified mail, written notice prior to the exercise by the Collateral Agent of any of its rights or remedies against the Collateral at the address provided for in (S)10.2 below; provided, however, that any failure to so provide such notice shall have no effect on the ability of the Collateral Agent to exercise any of its rights or remedies against the Collateral.

          (c) BB&T-VA agrees to use its best efforts to give to the Secured Parties, via certified mail, written notice prior to the exercise by BB&T-VA of any of its rights or remedies against the Winchester Collateral at the address provided for in (S)10.2 below; provided, however, that any failure to so provide such notice shall have no effect on the ability of BB&T-VA to exercise any of its rights or remedies against the Winchester Collateral.

          (d) If the Collateral Agent takes possession of the Grantors' books and records included in the Collateral, the Collateral Agent shall provide BB&T-VA reasonable access to inspect and copy such books and records if BB&T-VA provides prior notice (which shall be not less than two (2) business days except in the case of emergency) and if such access is necessary to exercise its rights and remedies in the Winchester Collateral.

          (e) If the Collateral Agent or the Secured Parties receives any Winchester Collateral or any proceeds thereof or if BB&T-VA (in its capacity as lender of the Term Debt under the Credit Agreement) receives any Collateral or any proceeds thereof in which the Secured Parties have a prior perfected security interest, such party shall (i) notify the other party in writing of the nature of such receipt, the date of the receipt and the amount thereof; (ii) deduct from the proceeds received any costs or expenses (including attorneys' fees and expenses) incurred in connection with the acquisition of such proceeds;
(iii) hold the remaining amount of such proceeds in trust for the benefit of the other party until paid over to the other party; and (iv) pay the remaining amount of such proceeds or deliver the applicable Collateral to the other party hereto promptly upon receipt thereof. If at any time payment, in whole or in part, of any Collateral or proceeds of Collateral distributed hereunder is rescinded or must otherwise be restored or returned as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each party receiving any portion of such proceeds agrees, upon demand, to return the portion of such proceeds it has received to the party responsible for restoring or returning such proceeds.

          (f) References to BB&T-VA in this Section 8 shall also refer to all Additional Creditors under the Qualified Replacement Credit Agreement if such Additional Creditors are also the holders of a Lien on the Winchester Collateral.

SECTION 9 Miscellaneous.

     Section 9.1. Entire Agreement. This Agreement represents the entire Agreement among the Collateral Agent, the Secured Parties and the Grantors in respect of the subject matter hereof.

     Section 9.2. Notices. Notices hereunder shall be given to the Secured Parties at their addresses as set forth in the Note Agreement or the Credit Agreement or at such other address as may be designated by each in a written notice to the other parties hereto.

     Section 9.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each of the Secured Parties and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by and against any future holder or holders of any Secured Obligations, and the term "Secured Party" shall include any such subsequent holder of Secured Obligations, wherever the context permits.

     Section 9.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Collateral Agent and all of the Secured Parties.

     Section 9.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of law principles.

     Section 9.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 9.7. Sale of Interest. No Secured Party will sell, transfer or otherwise dispose of any interest in the Secured Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

     Section 9.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     Section 9.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

     Section 9.10. Term of Agreement. This Agreement shall terminate when all Secured Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission and no Secured Party has any commitment to extend any additional credit constituting Secured Obligations under the terms of the Credit Agreement or any Qualified Replacement Credit Agreement, or when the Collateral Agent, BB&T-VA (if then a Secured Party) and all of the other Secured Parties mutually agree in a writing to terminate this Agreement, whichever occurs earlier.

     Section 9.11. Obligations Several. The obligations of the Secured Parties and the Collateral Agent hereunder are several. The failure of any Secured Party or the Collateral Agent to carry out its obligations hereunder shall not relieve any other Secured Party or the Collateral Agent of any obligation hereunder, nor shall any Secured Party or the Collateral Agent be responsible for the obligations of, or any action taken or omitted by, any other Person hereunder. Nothing contained in this Agreement shall be deemed to cause any Secured Party or the Collateral Agent to be considered a partner of or joint venturer with any other Secured Party, the Collateral Agent, the Subsidiary Guarantors or the Company.

          In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                  Branch Banking and Trust Company of
                                  Virginia, As Collateral Agent


                                  By:   /s/ David A. Chandler
                                        ---------------------------------------
                                  Name: David A. Chandler
                                        ---------------------------------------
                                  Its:  Senior Vice President
                                        ---------------------------------------

                                  Teachers Insurance and Annuity
                                  Association of America


                                  By:   /s/ John Goodreds
                                        ---------------------------------------
                                  Name: John Goodreds
                                        ---------------------------------------
                                  Its:  Associate Director--Private Placements
                                        ---------------------------------------

                                  Nationwide Life Insurance Company

                                  By:   /s/ Joseph P. Young
                                        ---------------------------------------
                                  Name: Joseph P. Young
                                        ---------------------------------------
                                  Its:  Credit Officer--Fixed Income Securities
                                        ---------------------------------------

                                  Nationwide Life and Annuity Insurance
                                  Company



                                  By:   /s/ Joseph P. Young
                                        ---------------------------------------
                                  Name: Joseph P. Young
                                        ---------------------------------------
                                  Its:  Credit Officer--Fixed Income Securities
                                        ---------------------------------------

                            AMCO Insurance Company

                            By:   /s/ Joseph P. Young
                                  ----------------------------------------
                            Name: Joseph P. Young
                                  ----------------------------------------
                            Its:  Credit Officer--Fixed Income Securities
                                  ----------------------------------------

                           Nationwide Mutual Insurance Company

                           By:   /s/   Joseph P. Young
                                 ---------------------------------------
                           Name: Joseph P. Young
                                 ---------------------------------------
                           Its:  Credit Officer--Fixed Income Seucrities
                                 ---------------------------------------
                             27

                                      Great West Life & Annuity Insurance
                                      Company

                                      By:   /S/ Wayne T. Hoffman
                                            ------------------------------------

                                      Name: Wayne T. Hoffman
                                            ------------------------------------

                                      Its:  Senior Vice President - Investments
                                            ------------------------------------

                                      By:   /s/ Tad Anderson
                                            ------------------------------------

                                      Name: Tad Anderson
                                            ------------------------------------

                                      Its:  Manager -- Investments
                                           ------------------------------------

                                          Branch Banking and Trust Company of
                                          Virginia

                                          By:   /s/ David A. Chandler
                                                ------------------------------
                                          Name: David A. Chandler
                                                ------------------------------
                                                Senior Vice President
                                          Its:  ------------------------------

The Undersigned Hereby Acknowledge and Agree to the foregoing Agreement.

                                          Trex Company, Inc.


                                          By: /s/ Anthony J. Cavanna
                                              --------------------------
                                          Name: Anthony J. Cavanna
                                          Its: Executive Vice President and
                                               Chief Financial Officer


                                          TREX Company, LLC

                                          By: /s/ Anthony J. Cavanna
                                              --------------------------
                                          Name: Anthony J. Cavanna
                                          Its: Executive Vice President and
                                               Chief Financial Officer